UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2020

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500 Houston, TX	77084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PVAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On November 5, 2020, Penn Virginia Corporation (“Penn Virginia”) reported its third quarter 2020 earnings. For additional information regarding Penn Virginia’s third quarter 2020 earnings, please refer to Penn Virginia’s press release and investor presentation, attached to this report as Exhibits 99.1 and 99.2, respectively, which are incorporated by reference herein.

The information furnished in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 8.01	Other Events

Solely to the extent required by law, the information set forth in Item 2.02 above is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 5, 2020.

99.2	Investor Presentation, dated November 6, 2020.

104	The cover page from Penn Virginia Corporation’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2020	PENN VIRGINIA CORPORATION

	By:	/s/ Russell T Kelley, Jr.
Russell T Kelley, Jr.
Senior Vice President, Chief Financial Officer and Treasurer